Exhibit 32.1
Certification Pursuant to 18 U.S.C. §1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of MoneyGram International, Inc. (the “Company”) for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony P. Ryan, Executive Vice President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008	/s/ ANTHONY P. RYAN
Executive Vice President and Chief Operating Officer
(Interim Principal Executive Officer)

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